DOE Energy Storage Systems Research
Program Annual Peer Review

Jim Arseneaux

Director-Flywheel Projects

Beacon Power Corporation

Flywheel-based Frequency Regulation Demonstration
Projects for CEC, NYSERDA, & DOE

Imre Gyuk

Program Manager

Energy Storage Research

Department of Energy

Garth Corey

Principal Member of Technical Staff

Energy Storage System Program

Sandia National Laboratories

November 2-3

Washington, DC

Georgianne Peek

Project Manager

Energy Infrastructure & DE
Resources

Sandia National Laboratories

Mike Gravely

Program Manager

CEC

Joe Sayer

Program Manager

NYSERDA

Contents

Project Background:

Objectives of the Demonstration Projects

Project Teams

System Operation

System Hardware

Demo Schematic

Communication and Control Schematics

User Interfaces

Test Results:

Initial Acceptance Test

System Response Time

Slam Test

Typical Daily Response to Signals

Daily Performance Summary

Monthly Performance Summary

Reactive Power Response

Summary of Test Results

Status vs. Objectives

Flywheel Product Development Status

Other Applications for Flywheel Technology

Objectives of Demonstration Projects

Proof of concept on ~1/10th power scale

Show ability to follow fast-changing frequency regulation
signals

Demonstrate anti-islanding

Validate interconnection capability

    (NYSERDA on end of line - CEC at substation)

Demonstrate performance and economic value

Develop and demonstrate communications with grid operators

Demonstrate reactive power compensation (NYSERDA only)

Collect data for product specifications

Gain industry confidence

Report results to the industry

CEC

CAISO

DUIT

Program

Connected Energy

PG&E

ISO procedures

AGC signal requirements

System Impacts / Benefits

Dave Hawkins

Yuri Makarov

Funding Source – Pramod Kulkarni

                             Mike Gravely

Data requirements

Garth Corey

Manage Test Site

Integrate with PG&E

Susan Horgan

Host Utility

Prime Contractor / Oversight

FESS System Integration

Control Development

Project Leader - Jim Arseneaux

Contract Officer – Larry Schmidt

Sandia Labs

Integrate Low Cost Dispatch System with CAISO

Supply Dispatch Control Hardware

Thomas Yeh

Data Analysis

Doug Dorr

EPRI Solutions

Economic Analysis

Jim Eyer

Beacon Power

DUA

Imre Gyuk

DOE

DUA

CEC Project Team

NYSERDA

NYISO

Connected Energy

National Grid

ISO procedures

AGC signal requirements

System Impacts / Benefits

Dave Lawrence

Funding Source – Joe Sayer

Advisory Board:

Jim Harvilla NYSEG

Pat Maher NYS PSC

Data requirements

Georgianne Peek

Manage Test Site

Jerry Meehan

Niagara Mohawk – local utility

John Bzura

Prime Contractor / Oversight

FESS System Integration

Control Development

Project Leader - Jim Arseneaux

Sandia Labs

Integrate Low Cost Dispatch
System with NYISO

Supply Dispatch Control Hardware

Steve Heinzelman

Data Analysis

Erich Gunther

Jeff Lameree

EnerNex

Beacon Power

Power & Composite Technologies

Imre Gyuk

DOE

NYSERDA Project Team

System Operation

Smart Energy Matrix (SEM)

Signal from

ISO

Injects or absorbs power to/from the grid
in accordance with ISO signal

Regulation Using Generator vs. Energy Storage

100 MW Generator

Set at 90 MW with 5 MW Regulation

Energy Storage providing 5 MW of Regulation

Generator varies output

Decreases efficiency

Increases emissions

Flywheel recycles energy

High round trip efficiency

Zero emissions

0

10

20

30

40

50

60

70

80

90

100

110

12:00 AM

6:00 AM

12:00 PM

6:00 PM

12:00 AM

Time of Day

Outside View of System

Inside View of System

Advanced Flywheel Technology

Visit Electricity Storage Association Website

www.electricitystorage.org

Composite Rim

Magnetic
Bearings

Hub/Shaft

Vacuum

Housing

Motor/Generator

Demo Schematic

Flywheels

15 kW

Bi-directional

Inverters

-Chiller

-Power for M.C.

-Lights

Data Communication Topology

TCP/IP

RS232

WCC

Router

Internet

Internet

Connected Energy

Data Center

VLAN

Connection

Sandia/EPRI-Solutions

User

User

Shark 100

Energy Meter

CAISO

Regulation signal

LabVIEW Traffic

Master Controller Linux access

Beacon

Master

Controller

Firewall

Dranetz High speed

DAS

Beckwith M-34210A

Protective Relay

Static I/P

Address 1

Static I/P

Address 2

Manual Shutoff

Main

Contactor

Connected Energy

Box

24 v

7 FW’s

Ethernet

Switch

DUIT

DAS

Summary

Data

Raw Flywheel

System Data

PG&E Network

Control Signal Schematic (CEC)

Control Algorithm
based on Yuri Makarov
Analysis

Regulation Signal Generated from Frequency
(NYSERDA)

Start

System Graphic User Interface

Flywheel Graphical User Interface

Remote Monitoring
and Control of
Flywheel and
System Parameters

Test Results

Initial Acceptance Test

System Response Time

Slam Test

Typical Daily Response to Signals

Daily Performance Summary

Monthly Performance Summary

Reactive Power Response

Summary of Test Results

Status vs. Objectives

Acceptance Test Data

System Response Time

Time A

Time B

Time E

Time F

Results – Slam Test

Typical CEC Response
 (August 2, 2006)

Typical NYSERDA Response
Sept 28, 2006

Daily Results – NYSERDA 9/28/06

Monthly  Performance Summary
(CEC - Aug 2006)

Monthly  Performance Details
(CEC - Sept 2006)

System online 20+ hours per day. Majority (>90%) of offline time is scheduled.  Deviation from signal less than 4%.

Reactive Power Response (NYSERDA)

Phasor diagram at 50KW with and without reactive power (inductive)

50KW charge, 50KVAR,  PF= 0.472

50KW

Test Results Summary

System has been operating for over a year with only two scheduled system shutdowns

Testing successfully characterizing flywheel response to fast acting regulation signals

System reliability being validated

Startup / quality items encountered and being addresses as they occur

Flywheel reliability has been excellent with only two minors issues addressed on site

Lessons from demo system being used to improve design and reliability of the product system

No technical barriers identified to product introduction.

Final phase should focus on establishing a signal that can be used for product introduction and identify associated economic value.

CEC system has been operating for over a year with only two scheduled system shutdowns. NYSERDA since February also with two shutdowns.

Testing successfully characterizing flywheel response to fast-acting regulation signals

System reliability being validated

Startup / quality issues encountered and addressed as they occur

Flywheel reliability has been excellent with two minor issues addressed on site

Lessons from demo systems being used to improve design and reliability of the full-power system under development for 2007

No technical barriers to product introduction have been identified

Final phase should focus on establishing a signal that can be used for full-
power product introduction and identify associated economic value

Performance testing nearing completion.  No technical barriers identified.  Lessons being incorporated in product design.

Data being collected and summarized.  Lessons from demo
being reflected in the full-power system under development.

Collect data for product specifications

Site demonstrations to key stakeholders.  Data being
distributed.

Report results - gain industry confidence

All communications systems working

Develop and demonstrate
communications with grid operators

System performance demonstrated.  Economic value
analysis being worked with ISOs.

Demonstrate performance and economic
value

Connected to grid with no adverse impact

Validate interconnection capability

Complete - using standard Beckwith relay

Demonstrate anti-islanding

Response time of 4 seconds demonstrated (see data)

Show ability to follow fast-changing
frequency regulation signals

100kW demonstrated vs. 1 MW (or greater) product

Proof of concept on ~1/10th power scale

Status

Objective

Status vs. Objectives

Programs on schedule to meet all objectives

Beacon Flywheel Product Evolution

Gen 1

Telecom

2 kWh / 1 kW

2000

Gen 2

Telecom

6 kWh / 2 kW

2001

Telecom applications

Over 500,000 hours of
operation

Gen 3

Grid

6 kWh / 15 kW

2004

2005

           100kW
demonstration unit

2007

   1st MW operational in
commercial service

Gen 4

Grid

25 kWh / 100 kW

2006

Gen 4 - 25kWh/100kW Flywheel Hardware

Rim

Housing

Gen 4 - 25kWh/100kW Flywheel

Related Applications

Other potential applications being considered for
flywheel technology

Mitigation of grid angular instability

Reactive power injection / absorption

Renewable ramp mitigation

UPS

Peak power

Micro-grid power regulation

Renewable energy integration